SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	July 11, 2007

ProLogis

(Exact Name of Registrant as Specified in its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

1-12846	74-2604728

(Commission File Number)	(I.R.S. Employer Identification No.)

14100 East 35th Place, Aurora, Colorado	80011

(Address of Principal Executive Offices)	(Zip Code)
(303) 567-5000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     ProLogis, a Maryland real estate investment trust (“ProLogis”), pursuant to the filing of a prospectus supplement to its Registration Statement on Form S-3 (Registration Statement No. 333-132616), registered the resale of (i) $1,250,000,000 aggregate principal amount of ProLogis’s 2.25% Convertible Senior Notes due 2037 (the “Notes”) and (ii) the common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), of ProLogis that may be issued upon the conversion of the Notes. ProLogis herewith files the opinion of Mayer, Brown, Rowe & Maw LLP attached hereto as Exhibit 5.1 as to the validity of the Notes and Common Shares.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits. The following document has been filed as an exhibit to this report and is incorporated by reference herein as described above.

Exhibit No.	Description

5.1	Opinion of Mayer, Brown, Rowe & Maw LLP

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS
Dated: July 16, 2007	By:	/s/ Edward S. Nekritz
		Name:	Edward S. Nekritz
		Title:	Managing Director, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Mayer, Brown, Rowe & Maw LLP